FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Emily Claffey/Columbia Clancy, FGS Global
212-687-8080
Abi Genis, FGS Global Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000
DOUGLAS ELLIMAN INC. REPORTS THIRD QUARTER 2022 FINANCIAL RESULTS

Third Quarter 2022 Highlights:
•Consolidated revenues of $272.6 million compared to $354.2 million in the prior year period
◦For the three months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $11.0 billion, compared to approximately $13.4 billion for the three months ended September 30, 2021.
◦For the three months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.530 million.
•Consolidated operating loss of $5.2 million and real estate brokerage segment operating income of $1.5 million compared to $25.5 million and $25.5 million, respectively, in the prior year period
•Net loss attributed to Douglas Elliman of $4.0 million, or $0.05 per diluted common share, compared to net income of $25.2 million, or $0.32 per diluted common share, in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman of $124,000 compared to $27.8 million in the prior year period, reflecting the impact of lower revenues and stand-alone public company expenses
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of $5.1 million compared to $27.8 million in the prior year period
Year-to-Date 2022 Highlights:
•Consolidated revenues of $945.8 million, a decrease of 7.2% or $73.1 million compared to the prior year period
◦For the nine months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $36.3 billion, compared to approximately $38.6 billion for the nine months ended September 30, 2021.

◦For the nine months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.635 million.
•Consolidated operating income of $17.3 million and real estate brokerage segment operating income of $37.6 million compared to $82.9 million and $82.9 million, respectively, in the prior year period
•Net income attributed to Douglas Elliman of $12.8 million, or $0.16 per diluted common share, compared to net income of $78.7 million, or $1.01 per diluted common share, in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman of $32.1 million compared to $89.4 million in the prior year period, reflecting the impact of lower revenues and stand-alone public company expenses
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of $47.2 million compared to $89.4 million in the prior year period
Last Twelve Months Ended September 30, 2022 Highlights:
•Consolidated revenues of $1.3 billion
◦For the last twelve months ended September 30, 2022 and the year ended December 31, 2021, Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $48.9 billion and $51.2 billion, respectively.
◦For the last twelve months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.604 million.
•Consolidated operating income of $36.5 million and real estate brokerage segment operating income of $56.8 million
•Net income attributed to Douglas Elliman of $33.0 million
•Adjusted EBITDA attributed to Douglas Elliman of $53.4 million
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of $68.5 million
MIAMI, FL, November 3, 2022 - Douglas Elliman Inc. (NYSE:DOUG) today announced financial results for the three and nine months ended September 30, 2022.
“After a record-setting first half of 2022, the third quarter was challenging for Douglas Elliman in an environment with limited listing inventory and significantly increased mortgage interest rates,” said Howard M. Lorber, Chairman and Chief Executive Officer of Douglas Elliman. “Despite these challenges, we are optimistic that Douglas Elliman's strong balance sheet, our global network of best-in-class agents and our luxury brand positions us to take advantage of opportunities as financial markets stabilize. We are confident our differentiated platform and approach will enable us to deliver continued growth over the long term."
GAAP Financial Results
Three months ended September 30, 2022. Third quarter 2022 revenues were $272.6 million, compared to revenues of $354.2 million in the third quarter of 2021. The Company recorded an operating loss of $5.2 million in the third quarter of 2022, compared to operating income of $25.5 million in the third quarter of 2021. Net loss attributed to Douglas Elliman for the third quarter of 2022 was $4.0 million, or $0.05 per diluted common share, compared to net income of $25.2 million, or $0.32 per diluted common share, in the third quarter of 2021.
Nine months ended September 30, 2022. For the nine months ended September 30, 2022, revenues were $945.8 million, compared to revenues of $1.0 billion for the nine months ended September 30, 2021. The Company recorded operating income of $17.3 million for the nine months ended September 30, 2022, compared to operating income of $82.9 million for the nine months ended September 30, 2021. Net income attributed to Douglas Elliman for the nine months ended September 30, 2022 was $12.8 million, or $0.16 per diluted common share, compared to net income of $78.7 million, or $1.01 per diluted common share, for the nine months ended September 30, 2021.

Non-GAAP Financial Measures
Non-GAAP financial measures include an adjustment for change in fair value of contingent liability (for purposes of Adjusted EBITDA and Adjusted Net Income) and income related to Tax Disaffiliation indemnification (for purposes of Adjusted Net Income, which is included in other, net for Adjusted EBITDA). For purposes of Adjusted EBITDA only, adjustments also include stock-based compensation, equity in earnings (losses) from equity method investments and other, net. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and nine months ended September 30, 2022 and 2021 and the last twelve months ended September 30, 2022 are included in Tables 2, 3 and 4.
Three months ended September 30, 2022 compared to the three months ended September 30, 2021
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $124,000 for the third quarter of 2022, compared to $27.8 million for the third quarter of 2021.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $5.1 million for the third quarter of 2022, compared to $27.8 million for the third quarter of 2021.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $4.0 million, or $0.05 per diluted share, for the third quarter of 2022, compared to Adjusted Net Income attributed to Douglas Elliman of $24.9 million, or $0.32 per diluted share, for the third quarter of 2021.
Nine months ended September 30, 2022 compared to the nine months ended September 30, 2021
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $32.1 million for the nine months ended September 30, 2022, compared to $89.4 million for the nine months ended September 30, 2021.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $47.2 million for the nine months ended September 30, 2022, compared to $89.4 million for the nine months ended September 30, 2021.
Adjusted Net Income attributed to Douglas Elliman (as described in Table 3 attached hereto) was $12.2 million, or $0.15 per diluted share, for the nine months ended September 30, 2022, and $81.9 million, or $1.05 per diluted share, for the nine months ended September 30, 2021.
Last twelve months ended September 30, 2022
For the last twelve months ended September 30, 2022, revenues were $1.3 billion. The Company recorded operating income of $36.5 million for the last twelve months ended September 30, 2022. Net income attributed to Douglas Elliman for the last twelve months ended September 30, 2022 was $33.0 million.
For the last twelve months ended September 30, 2022, Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $53.4 million. Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $68.5 million for the last twelve months ended September 30, 2022.
Gross Transaction Value
For the three months ended September 30, 2022, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $11.0 billion, compared to approximately $13.4 billion for the three months ended September 30, 2021. For the three months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.530 million.
For the nine months ended September 30, 2022, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $36.3 billion compared to approximately $38.6 billion for the nine months ended September 30, 2021. For the nine months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.635 million.
For the last twelve months ended September 30, 2022 and the year ended December 31, 2021, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $48.9 billion and $51.2 billion, respectively. For the last twelve months ended September 30, 2022, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.604 million.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $192.7 million at September 30, 2022. This significant liquidity places the Company in a position of strength in the market.

Conference Call to Discuss Third Quarter 2022 Results
As previously announced, the Company will host a conference call and webcast on Friday November 4, 2022 at 8:00 AM (ET) to discuss its third quarter 2022 results. Participants should pre-register for the call using the following link: https://conferencingportals.com/event/WkZPJZxS. Registered participants will receive an email with a calendar reminder, dial-in number and conference ID that allows immediate access to the call. The call will be available via live webcast at https://events.q4inc.com/attendee/831566334. Webcast participants should join the webcast at least 10 minutes prior to start time.
An archived replay of the call will be available for one year shortly after the call ends at https://events.q4inc.com/attendee/831566334
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman, Adjusted Net Income attributed to Douglas Elliman, and financial measures for the last twelve months (“LTM”) ended September 30, 2022 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2, 3 and 4 is information relating to the Company’s Non-GAAP Financial Measures for the three and nine months ended September 30, 2022 and 2021 and the last twelve months ended September 30, 2022.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York City, Long Island, Westchester, Connecticut, New Jersey, the Hamptons, Massachusetts, Florida, California, Texas, Colorado, and Nevada. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our 2021 Annual Report on Form 10-K and, when filed, in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

For comparability purposes, Douglas Elliman Inc. (NYSE: DOUG) began operating as a standalone public company on December 30, 2021 and did not incur any material public company expenses until the first quarter of 2022. Douglas Elliman Inc. also became a full taxpayer after it became a standalone public company on December 30, 2021.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(Unaudited)		(Unaudited)
Revenues:
Commissions and other brokerage income	$259,977	$338,915	$903,917	$974,048
Property management	8,541	9,120	27,786	28,289
Other ancillary services	4,070	6,126	14,144	16,575
Total revenues	272,588	354,161	945,847	1,018,912

Expenses:
Real estate agent commissions	195,836	257,098	686,440	737,767
Sales and marketing	22,703	20,237	64,145	59,331
Operations and support	18,218	22,448	55,872	56,697
General and administrative	33,522	22,287	99,227	64,481
Technology	5,527	4,388	16,809	11,302
Depreciation and amortization	1,968	2,189	6,033	6,409
Operating (loss) income	(5,186)	25,514	17,321	82,925

Other income (expenses):
Interest income (expense)	493	(7)	564	65
Equity in losses from equity-method investments	(895)	(193)	(477)	(118)
Change in fair value of contingent liability	—	271	—	(3,252)
Investment and other income	1,055	175	3,026	566
(Loss) income before provision for income taxes	(4,533)	25,760	20,434	80,186
Income tax (benefit) expense	(290)	667	8,173	1,656

Net (loss) income	(4,243)	25,093	12,261	78,530

Net loss attributed to non-controlling interest	280	120	532	120

Net (loss) income attributed to Douglas Elliman Inc.	$(3,963)	$25,213	$12,793	$78,650

Per basic common share:

Net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.05)	$0.32	$0.16	$1.01

Per diluted common share:

Net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.05)	$0.32	$0.16	$1.01

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

Table 2 provides a reconciliation of GAAP to Non-GAAP financial measures. For comparability purposes, Douglas Elliman Inc. (NYSE: DOUG) began operating as a standalone public company on December 30, 2021 and did not incur any material public company expenses until the first quarter of 2022. Its expenses incurred in its public company operations are reported in the Corporate and Other Segment and the operations of its brokerage businesses are reported in the Real Estate Brokerage Segment.

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2022	2021	2022	2021	2022	2021

Net income (loss) attributed to Douglas Elliman Inc.	$32,981	$98,838	$(3,963)	$25,213	$12,793	$78,650
Interest (income) expense	(582)	(83)	(493)	7	(564)	(65)
Income tax expense (benefit)	8,650	2,133	(290)	667	8,173	1,656
Net loss attributed to non-controlling interest	(598)	(186)	(280)	(120)	(532)	(120)
Depreciation and amortization	8,185	8,561	1,968	2,189	6,033	6,409
EBITDA	$48,636	$109,263	$(3,058)	$27,956	$25,903	$86,530

Equity in losses from equity-method investments (a)	637	278	895	193	477	118
Change in fair value of contingent liability	(1,605)	1,647	—	(271)	—	3,252
Stock-based compensation expense (b)	8,476	—	3,165	—	8,476	—
Other, net	(2,989)	(529)	(1,055)	(175)	(3,026)	(566)
Adjusted EBITDA	53,155	110,659	(53)	27,703	31,830	89,334
Adjusted EBITDA attributed to non-controlling interest	205	40	177	57	222	57
Adjusted EBITDA attributed to Douglas Elliman	$53,360	$110,699	$124	$27,760	$32,052	$89,391

Operating income by Segment:
Real estate brokerage	$56,792	$102,098	$1,503	$25,514	$37,619	$82,925
Corporate and other	(20,298)	—	(6,689)	—	(20,298)	—
Total	$36,494	$102,098	$(5,186)	$25,514	$17,321	$82,925

Real estate brokerage segment
Operating income	$56,792	$102,098	$1,503	$25,514	$37,619	$82,925
Depreciation and amortization	8,185	8,561	1,968	2,189	6,033	6,409
Stock-based compensation	3,278	—	1,419	—	3,278	—
Adjusted EBITDA	68,255	110,659	4,890	27,703	46,930	89,334
Adjusted EBITDA attributed to non-controlling interest	205	40	177	57	222	57
Adjusted EBITDA attributed to Douglas Elliman	$68,460	$110,699	$5,067	$27,760	$47,152	$89,391

Corporate and other segment
Operating loss	$(20,298)	$—	$(6,689)	$—	$(20,298)	$—
Stock-based compensation	5,198	—	1,746	—	5,198	—
Adjusted EBITDA attributed to Douglas Elliman	$(15,100)	$—	$(4,943)	$—	$(15,100)	$—

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents amortization of stock-based compensation of $1,419 and $3,278, which is attributable to the Real estate brokerage segment for the three and nine months ended September 30, 2022, and $1,746 and $5,198, which is attributable to the Corporate and other segment for the three and nine months ended September 30, 2022.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET (LOSS) INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

Table 3 provides a reconciliation of GAAP to Non-GAAP financial measures. For comparability purposes, Douglas Elliman Inc. (NYSE: DOUG) began operating as a standalone public company on December 30, 2021 and did not incur any material public company expenses until the first quarter of 2022. Douglas Elliman Inc. also became a full taxpayer after it became a standalone public company on December 30, 2021.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

Net (loss) income attributed to Douglas Elliman Inc.	$(3,963)	$25,213	$12,793	$78,650

Change in fair value of contingent liability	—	(271)	—	3,252
Income related to Tax Disaffiliation indemnification	(28)	—	(581)	—
Total adjustments	(28)	(271)	(581)	3,252

Adjusted net (loss) income attributed to Douglas Elliman Inc.	$(3,991)	$24,942	$12,212	$81,902

Per diluted common share:

Adjusted net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.05)	$0.32	$0.15	$1.05

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2022	2021	2022	2021	2022	2021
Revenues:
Commissions and other brokerage income	$1,222,285	$1,292,416	$259,977	$338,915	$903,917	$974,048
Property management	36,842	37,345	8,541	9,120	27,786	28,289
Other ancillary services	20,946	23,377	4,070	6,126	14,144	16,575
Total revenues	$1,280,073	$1,353,138	$272,588	$354,161	$945,847	$1,018,912

Gross transaction value (in billions)	$48.9	$51.2	$11.0	$13.4	$36.3	$38.6
Total transactions	30,520	32,400	7,212	8,535	22,213	24,093